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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): MAY 16, 2003

                                 NaviSite, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-27597                 52-2137343
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

           400 Minuteman Road, Andover, Massachusetts      01810
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            (Address of Principal Executive Offices)     (Zip Code)

                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

Registrant's telephone number, including area code:  (978) 682-8300
                                                     --------------

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Item 2.  Acquisition or Disposition of Assets.

         On May 16, 2003, NaviSite, Inc., a Delaware corporation (the "Registrant"), through its wholly-owned subsidiary, completed the acquisition of substantially all of the assets relating to the managed infrastructure solutions business, encompassing messaging and collaboration, managed hosting, bundled-in managed security, and integrated and related professional services in the United States and in Europe ("Interliant Assets"), of Interliant, Inc., a Delaware corporation, and several of its subsidiaries (the "Debtors") in the bankruptcy proceedings of the Debtors under Chapter 11 of the United States Bankruptcy Code pending in the Southern District of New York (White Plains) under lead case number 02-23150 (ASH), pursuant to an Asset Purchase Agreement, dated as of May 15, 2003 (the "Agreement"), by and between the Registrant's subsidiary and the Debtors, approved by order of the Bankruptcy Court on May 15, 2003. Pursuant to the Agreement, the aggregate purchase price for the Interliant Assets was approximately $7,005,000, subject to certain adjustments based upon Debtors' adjusted net worth, comprised of approximately $5,831,000 in cash, $624,000 in the form of a credit of future distributions to be paid on certain debt of Interliant, Inc. held by the Registrant's subsidiary on May 16, 2003 (the "Interliant Debt"), $550,000 in principal amount of a non-interest bearing, 180-day promissory note, secured by the Interliant Debt. As part of the transaction Registrant's subsidiary assumed up to $5,766,000 in liabilities of the Debtors relating to the Interliant Assets. On May 16, 2003, Registrant's subsidiary closed on the purchase of all of the Interliant Assets, other than the Debtors' accounts receivable. Pursuant to the terms of the Agreement, Registrant's subsidiary has until June 6, 2003 to close on the purchase of the accounts receivable in exchange for the payment of $2,000,000, subject to adjustment, of the remaining cash portion of the purchase price. The source of funds used for the initial closing was the Registrant's cash on hand. The Registrant expects to finance the balance of the purchase price through pledge of accounts receivable. The acquisition price was determined through arms-length negotiations and competitive bidding for the Interliant Assets at an auction conducted under the auspices of the Bankruptcy Court.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of the Business Acquired: Not filed herewith; to be filed by amendment.

         Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by August 1, 2003.

(b) Pro Forma Financial Information: Not filed herewith; to be filed by amendment.

         Pursuant to Item 7(b)(1) and (2) of Form 8-K, the Registrant hereby Undertakes to file such information as soon as it is available on a Form 8-K/A Amendment to this report and in any event by August 1, 2003.

(c)      Exhibits:

Exhibit No.    Description
----------     -----------
       2.1     Sale Order pursuant to 11 U.S.C. Sections 105, 363, and 1146(c)
               and Bankruptcy Rules 2002, 6004 and 6006 Approving (i) Asset
               Purchase Agreement, (ii) Sale of Substantially All of Debtors'
               Assets Free and Clear of All Liens, Claims, Encumbrances and
               Interests, (iii) Waiver of Stay Provisions under Bankruptcy Rule
               Section 6004 and 6006 and (iv) Granting Related Relief entered by the Bankruptcy Court for the Southern District of New York (White
               Plains) on May 15, 2003; together with the Asset Purchase
               Agreement, dated as of May 15, 2003, by and among Interliant, Inc. and certain of its subsidiaries, and Intrepid Acquisition
               Corp., a Delaware corporation and subsidiary of Registrant, annexed thereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2003                          NAVISITE, INC.
                                            (Registrant)


                                            By:  /s/ Jim Pluntze
                                               ---------------------------------
                                               Jim Pluntze
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
       2.1     Sale Order pursuant to 11 U.S.C. Sections 105, 363, and 1146(c)
               and Bankruptcy Rules 2002, 6004 and 6006 Approving (i) Asset
               Purchase Agreement, (ii) Sale of Substantially All of Debtors'
               Assets Free and Clear of All Liens, Claims, Encumbrances and
               Interests, (iii) Waiver of Stay Provisions under Bankruptcy Rule
               Section 6004 and 6006 and (iv) Granting Related Relief entered by the Bankruptcy Court for the Southern District of New York (White
               Plains) on May 15, 2003; together with the Asset Purchase
               Agreement, dated as of May 15, 2003, by and among Interliant, Inc. and certain of its subsidiaries, and Intrepid Acquisition
               Corp., a Delaware corporation and subsidiary of Registrant, annexed thereto.